UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2022

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 North Dearborn Street, 4th Floor,
Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02 Unregistered Sales of Equity Securities.

From September 30, 2022 to December 28, 2022, Verano Holdings Corp. (the “Company”) issued 3,744,458 shares of its class A subordinate voting shares (“SV Shares”), in the aggregate, in unrelated transactions that were not registered with the United States Securities and Exchange Commission, which exceeds 1% of the SV Shares outstanding as of September 30, 2022. Such issuances included:

(a) 1,503,549 SV Shares, in the aggregate, issued to three former Company employees as compensation under such employees’ employment contracts (as modified by confidential separation and release agreements) entered into in connection with a prior acquisition on October 18, 2022;

(b) 630,164 SV Shares, in the aggregate, issued to two Company employees as compensation under such employees’ employment contracts entered into in connection with a prior acquisition on November 15, 2022;

(c) 619,963 SV Shares issued pursuant to an equity purchase agreement as installment consideration to the seller of equity interests of a company that the Company acquired that owns a cannabis license for, and is engaged in, the sale of cannabis and related products in Connecticut on December 20, 2022; and

(d) 990,782 SV Shares issued pursuant to a merger agreement as consideration to the holder of equity interests of a company that the Company acquired through merger that owns a cannabis license for, and is engaged in, the cultivation of cannabis in Connecticut on December 28, 2022, which SV Shares were being held back to secure the holder’s indemnity obligations under the merger agreement.

Subject to the approval of the board of directors of the Company, all SV Shares are convertible into 0.01 class B proportionate voting share of the Company at the option of the applicable holder of the SV Share in accordance with the Articles of the Company. All of such SV Shares were issued in reliance upon the exemptions from registration afforded by Section 4(a)(2) and Rule 506(b) promulgated under the Securities Act of 1933, because (i) the issuances were not made by general solicitation or advertising and (ii) the issuances were made only to “accredited investors” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERANO HOLDINGS CORP.

Date: December 29, 2022	By:	/s/ Brett Summerer
	Name:	Brett Summerer
	Title:	Chief Financial Officer